UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2019

SABRA HEALTH CARE REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34950	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman Avenue, Suite 550 Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

(888) 393-8248

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Description of Capital Stock

The “Description of Capital Stock” included as Exhibit 99.1 hereto is incorporated herein and supersedes and replaces, in its entirety, the discussion under the heading “Description of Capital Stock” in the prospectus dated January 17, 2017, which is a part of the Registration Statement on Form S-3 (File No. 333-215574) of Sabra Health Care REIT, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on January 17, 2017 (the “Registration Statement”). Such Description of Capital Stock included in Exhibit 99.1 shall also be deemed to supersede the description thereof incorporated by reference into the Company’s Form 8-A filed with the SEC on November 5, 2010, as subsequently updated by the description of capital stock contained in the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2011, and shall be available for, among other things, incorporation by reference into future registration statements filed by the Company with the SEC under the Securities Act of 1933, as amended.

Material U.S. Federal Income Tax Considerations

The “Material U.S. Federal Income Tax Considerations” included as Exhibit 99.2 hereto is incorporated herein and supersedes and replaces, in its entirety, the discussion under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated January 17, 2017, which is a part of the Company’s Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

99.1	Description of Capital Stock.

99.2	Material U.S. Federal Income Tax Considerations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

By:	/s/ Harold W. Andrews, Jr.
Name:	Harold W. Andrews, Jr.
Title:	Executive Vice President, Chief Financial Officer and Secretary

Date: February 25, 2019